UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

Hudson Pacific Properties, Inc.

Hudson Pacific Properties, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Hudson Pacific Properties, Inc.)	27-1430478 (Hudson Pacific Properties, Inc.)
Maryland (Hudson Pacific Properties, L.P.)	80-0579682 (Hudson Pacific Properties, L.P.)
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11601 Wilshire Blvd., Ninth Floor Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

Federal Income Tax Considerations

The information included in this Current Report on Form 8-K under the heading “Federal Income Tax Considerations” and the information in Exhibit 99.1 hereto supersedes, in its entirety, the discussion under the heading “Federal Income Tax Considerations” in the Registration Statement on Form S-3 of Hudson Pacific Properties, Inc. and Hudson Pacific Properties, L.P. (File Nos. 333- 202799 and 333-202799-01) filed with the Securities and Exchange Commission on March 16, 2015.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hudson Pacific Properties, Inc.

Date: May 10, 2016	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer

Hudson Pacific Properties, L.P.

	By:	Hudson Pacific Properties, Inc.
Its General Partner

	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Operating Officer, Chief Financial Officer and Treasurer